UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
December 18, 2008

PROFESSIONAL VETERINARY PRODUCTS, LTD.
(Exact name of registrant as specified in its charter)

Nebraska	000-26326	37-1119387

(State or other jurisdiction of	(Commission File	(IRS Employer
incorporation)	Number)	Identification No.)

10077 South 134th Street	68138
Omaha, NE
(Address of principal executive	(Zip Code)
offices)
(402) 331-4440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     The Board of Directors of Professional Veterinary Products, Ltd. (the “Company”) approved amendments to the Company’s Supplemental Executive Retirement Plan (the “Plan”) on December 18, 2008. Pursuant to the Plan, the Company provides supplemental retirement benefits to key employees of the Company. The Company originally adopted the Plan on January 1, 2003, and amended and restated the Plan on January 1, 2006. The new amendments take effect January 1, 2009.
     The recent amendments establish a new formula upon which the benefits of Plan participants will be calculated in the event that the Company terminates the Plan. The amendments also clarify when a Plan participant will be deemed to have separated from service with the Company for purposes of the Plan.
Signature Page Following

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL VETERINARY PRODUCTS, LTD.
Date: December 23, 2008	By:	/s/ Neal B. Soderquist
Neal B. Soderquist, Vice President and CFO